UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Centaur Mutual Funds Trust

(Exact name of registrant as specified in charter)

470 Park Avenue South, 9th Floor

New York, NY 10016

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC

Attn: Simon H. Berry, Esq.

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-513-587-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Reports to Stockholders.

CENTAUR TOTAL RETURN FUND

ANNUAL REPORT

October 31, 2018

TABLE OF CONTENTS

Centaur Total Return Fund
Introduction to Shareholders	1
Shareholder Letter	2
Performance Update	5
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Summary of Fund Expenses	20
Additional Information	21

Centaur Total Return Fund	Introduction to Shareholders
December 18, 2018

Dear Centaur Total Return Fund Investors:

As you may know, effective November 16, 2018, DCM Advisors (“DCM” or “we”) was named as the interim investment advisor for the Centaur Total Return Fund (the “Fund”) and new investment advisor, subject to shareholder approval (a proxy is expected to be mailed to shareholders in early 2019). DCM is an SEC registered investment advisor located in New York City and, along with its employees and affiliates, has experience in managing investments for clients, including individuals, corporations, non-taxable entities, and other entities. All of us at DCM are very excited for this opportunity and we wish to thank the Fund Board of Trustees for this appointment.1

In regards to the Fund, we do not anticipate changing the Fund’s objective and will continue to manage in accordance with the Fund’s strategy and investment objective as noted in the Fund’s prospectus. We believe that the new portfolio managers for the Fund, Dr. Vijay Chopra and Gregory Serbe, are capable of guiding the Fund as it enters its new phase. Both Vijay and Greg have extensive equities and fixed income experience, respectively, and have managed through many market cycles. We believe their collective experiences will allow them to deliver excellent market performance while seeking to protect against downside risk.

We appreciate your support during the transition and look forward to a long and successful relationship.

Best Regards,

DCM Advisors
By: /s/ Andrew M. Greenstein
Name: Andrew M. Greenstein
Title: Acting Chief Executive Officer

[1]	See Note 8: Subsequent Events

Annual Report | October 31, 2018	1

Centaur Total Return Fund	Shareholder Letter
October 31, 2018 (Unaudited)

Dear Fund Investors,

The Fund produced a return of 1.80% for the twelve months ending October 31, 2018. The Fund’s primary benchmark, the fully invested S&P 500® Total Return Index, experienced a gain of 7.35% for the same period, while the fully invested Dow Jones U.S. Select Dividend Total Return Index returned 5.00%. The reason for the underperformance was primarily due to the Fund’s large cash holding.

For the trailing 10-year period ending October 31, 2018, the Fund produced an annualized return of 12.06% versus the primary benchmark’s return of 13.24% annualized over the same period. The Dow Jones U.S. Select Dividend Total Return Index has returned 11.77% annualized for the ten years. These comparisons, in addition to the inception to date comparative figures, are shown in the table below.

(For the Fund’s most up-to-date performance information, please see its website at www.dcmmutualfunds.com.)

Performance as of October 31, 2018

Average Annual Total Returns	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception*
Centaur Total Return Fund	1.80%	5.69%	12.06%	8.54%
S&P 500® Total Return Index	7.35%	11.34%	13.24%	8.48%
Dow Jones U.S. Select Dividend Total Return Index	5.00%	10.50%	11.77%	7.78%

Performance shown is for the period ended October 31, 2018. The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.centaurmutualfunds.com. The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks a widely recognized index of common stock prices.

The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the S&P 500® Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

2	www.dcmmutualfunds.com

Centaur Total Return Fund	Shareholder Letter
October 31, 2018 (Unaudited)

Below is a slightly different presentation of the Fund’s performance by calendar year with comparisons to our primary benchmark, the S&P 500® Total Return Index (under the column “S&P500”), and also our secondary benchmark, the Dow Jones U.S. Select Dividend Total Return Index (under the column “DJ US DIV”). Please note that the figures for 2005 represent the performance from the Fund’s launch date in March through year-end; the 2018 figures represent the performance for the first ten calendar months of 2018 through October 31st.

CALENDAR YEAR RETURNS VERSUS BENCHMARKS 2005-2018

YEAR	TILDX	S&P500	DJ US DIV
2005*	9.24%	7.21%	5.38%
2006	15.75%	15.79%	19.54%
2007	-0.63%	5.49%	- 5.16%
2008	-20.55%	-37.00%	-30.97%
2009	43.98%	26.46%	11.13%
2010	20.64%	15.06%	18.32%
2011	-2.33%	2.11%	12.42%
2012	17.94%	16.00%	10.84%
2013	16.78%	32.39%	29.06%
2014	7.20%	13.69%	15.36%
2015	-4.65%	1.38%	-1.64%
2016	11.34%	11.96%	21.98%
2017	13.52%	21.83%	15.44%
2018**	0.77%	3.01%	0.11%

*	2005 return is from Fund’s launch on March 16, 2005 through December 31, 2005.

**	2018 return is for YTD period through October 31.

Portfolio Update

As of October 31, 2018, the Centaur Total Return Fund was approximately 31% invested in equities spread across 8 holdings. The Fund also owned options on various securities that comprised 0.24% of Fund net assets. Cash and money market funds represented approximately 61% of the Fund’s net assets.

As of October 31, 2018 the top positions in the Fund were as follows:

Position	% of Fund Assets
Berkshire Hathaway, Inc., Class B	6.51%
Alphabet, Inc., Class C	4.27%
Booking Holdings, Inc.	4.08%
Electronic Arts, Inc.	3.96%
AerCap Holdings N.V.	3.77%
Brown & Brown	3.74%
Interactive Brokers Group, Inc.	3.13%
Sony Corporation – ADR	1.07%
AerCap Holdings N.V., Call $50 01/18/2019	0.15%
SPDR S&P 500 ETF Trust, Call $275 11/16/2018	0.04%
TOTAL	30.72%

Annual Report | October 31, 2018	3

Centaur Total Return Fund	Shareholder Letter
October 31, 2018 (Unaudited)

As a result of the transition on November 16, 2018, noted in the Introduction to Shareholders and Note 8 of Subsequent Events, the positions in the Fund as of October 31, 2018 are no longer the same as we write this Shareholder Letter.

Our investment strategy and objective will continue to be in accordance with the Fund’s prospectus. We pick stocks based on a disciplined investment process that helps us focus on the key characteristics of valuation, profitability, quality, and earnings and price momentum. Our fixed income selection is based upon the slope of the yield curve, and within any given maturity, the differences in yield among various credit qualities and issuer industries. The Fund’s allocation between equities and fixed income is based on macroeconomic analysis. We will continue to seek to maintain the Fund’s risk characteristics to protect against downside markets. Our goal is to preserve capital, generate significant dividend income and benefit from capital appreciation while seeking to protect against downside risk with a 50-70% equities composition, similar to what the Fund has done historically.

In summary, we are extremely excited to be the interim investment advisor for the Fund and, subject to shareholder approval, hope to become the new investment advisor. We will continually seek investing opportunities for the Fund and will work to ensure that we are getting good value for monies invested. We appreciate your trust in us and look forward to managing the Fund for years to come.

Respectfully submitted,

/s/ Vijay Chopra and Gregory Serbe
Vijay Chopra and Gregory Serbe
Co-Portfolio Managers, Centaur Total Return Fund

4	www.dcmmutualfunds.com

Centaur Total Return Fund	Performance Update
October 31, 2018 (Unaudited)

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 to October 31, 2018:

Performance Returns for the period ended October 31, 2018

Average Annual Total Returns	One Year	Five Year	Ten Year	Since Inception*	Gross Expense Ratio**
Centaur Total Return Fund	1.80%	5.69%	12.06%	8.54%	2.70%
S&P 500® Total Return Index	7.35%	11.34%	13.24%	8.48%	N/A
Dow Jones U.S. Select Dividend Total Return Index	5.00%	10.50%	11.77%	7.78%	N/A

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Centaur Total Return Fund	205.55%	$30,555
S&P 500® Total Return Index	203.13%	$30,313
Dow Jones U.S. Select Dividend Total Return Index	177.75%	$27,775

This graph assumes an initial $10,000 investment at March 16, 2005, the inception date of The Centaur Total Return Fund (the “Fund”). All dividends and distributions are reinvested, if any. This graph depicts the performance of the Fund versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

**

The gross expense ratio shown is from the Fund’s prospectus dated February 28, 2018. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.dcmmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Annual Report | October 31, 2018	5

Centaur Total Return Fund	Schedule of Investments
October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 30.53%

Communication Services — 8.23%
Alphabet, Inc., Class C(a)	1,000	$1,076,770
Electronic Arts, Inc.(a)	11,000	1,000,780
		2,077,550
Consumer Discretionary — 5.15%
Booking Holdings, Inc.(a)	550	1,031,019
Sony Corporation - ADR	5,000	270,650
		1,301,669
Financials — 13.38%
Berkshire Hathaway, Inc., Class B(a)	8,000	1,642,240
Brown & Brown, Inc.	33,500	944,030
Interactive Brokers Group, Inc., Class A	16,000	790,560
		3,376,830
Industrials — 3.77%
AerCap Holdings N.V.(a)	19,000	951,520

Total Common Stocks (Cost $7,433,910)		7,707,569

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
CALL OPTIONS PURCHASED — 0.24%

AerCap Holdings NV	180	$901,440	$50.00	January 2019	$38,700
Berkshire Hathaway, Inc.	10	205,280	207.50	November 2018	3,200
Brown & Brown, Inc.	40	112,720	30.00	November 2018	200
Brown & Brown, Inc.	250	704,500	30.00	December 2018	5,000
SPDR S&P 500 ETF Trust	40	1,082,520	275.00	November 2018	10,000
SPDR S&P 500 ETF Trust	40	1,082,520	280.00	November 2018	3,600

Total Call Options Purchased (Cost $146,360)					60,700

See Notes to Financial Statements
6	www.dcmmutualfunds.com

Centaur Total Return Fund	Schedule of Investments
October 31, 2018

	Shares	Fair Value
MONEY MARKET FUNDS — 60.78%

Fidelity Investments Money Market Government Portfolio, Class I, 2.06%(b)	15,348,712	$15,348,712

Total Money Market Funds (Cost $15,348,712)		15,348,712

Total Investments — 91.55% (Cost $22,928,982)		23,116,981

Other Assets in Excess of Liabilities — 8.45%		2,133,928

NET ASSETS — 100.00%		$25,250,909

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2018.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

SPDR — Standard & Poor’s Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

Summary of Investments (Unaudited)	% of Net Assets	Value
Common Stocks
Communication Services	8.23%	$2,077,550
Consumer Discretionary	5.15%	1,301,669
Financials	13.38%	3,376,830
Industrials	3.77%	951,520
Equity Options
Call Options Purchased	0.24%	60,700
Money Market Funds	60.78%	15,348,712
Other Assets in Excess of Liabilities	8.45%	2,133,928
Total	100.00%	$25,250,909

See Notes to Financial Statements
Annual Report | October 31, 2018	7

Centaur Total Return Fund	Statement of Assets and Liabilities
October 31, 2018

Assets
Investments in securities at fair value (cost $22,928,982)	$23,116,981
Deposit held by broker for options	773,058
Receivable for investments sold	1,367,016
Dividends and interest receivable	42,997
Prepaid expenses	12,184
Total Assets	25,312,236

Liabilities
Payable for fund shares redeemed	2,712
Payable to Adviser	19,474
Payable to Administrator	10,060
Other accrued expenses	29,081
Total Liabilities	61,327
Net Assets	$25,250,909

Net Assets consist of:
Paid-in capital	22,862,721
Accumulated earnings	2,388,188
Net Assets	$25,250,909
Shares outstanding (unlimited number of shares authorized, no par value)	1,940,785
Net Asset Value, Offering and Redemption Price Per Share	$13.01

See Notes to Financial Statements
8	www.dcmmutualfunds.com

Centaur Total Return Fund	Statement of Operations
For the year ended October 31, 2018

Investment Income
Dividend income (net of foreign taxes withheld of $1,107)	$283,408
Interest income	5,642
Total Investment Income	289,050

Expenses
Adviser	391,490
Fund accounting	52,611
Administration	50,000
Registration	32,847
Legal	25,892
Insurance	18,821
Transfer agent	18,000
Audit and tax	15,700
Report printing	10,307
Custodian	10,012
Trustee	9,000
Pricing	966
Miscellaneous	32,098
Total Expenses	667,744
Fees waived by Adviser	(158,834)
Net Operating Expenses	508,910
Net Investment Loss	(219,860)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Long term capital gain distributions from investment companies	20,031
Net realized gain on investment securities transactions and foreign currency transactions	2,924,696
Net realized loss on written option transactions	(454,014)
Net change in unrealized depreciation of investment securities and foreign currency translations	(1,958,342)
Net change in unrealized depreciation of written options contracts	68,197
Net Realized and Change in Unrealized Gain on Investments	600,568
Net Increase in Net Assets Resulting From Operations	$380,708

See Notes to Financial Statements
Annual Report | October 31, 2018	9

Centaur Total Return Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(219,860)	$(308,734)
Long term capital gain distributions from investment companies	20,031	—
Net realized gain on investment securities transactions and foreign currency transactions	2,470,682	2,893,662
Net change in unrealized appreciation (depreciation) of investment securities	(1,890,145)	1,423,107
Net increase in net assets resulting from operations	380,708	4,008,035

Distributions From
Earnings	(2,637,932)	(1,266,793)
Total distributions	(2,637,932)	(1,266,793)

Capital Transactions
Proceeds from shares sold	4,834,134	1,790,988
Reinvestment of distributions	2,559,454	1,204,762
Amount paid for shares redeemed	(5,577,025)	(5,968,227)
Net increase (decrease) in net assets resulting from capital transactions	1,816,563	(2,972,477)
Total Decrease in Net Assets	(440,661)	(231,235)

Net Assets
Beginning of year	25,691,570	25,922,805
End of year	$25,250,909	$25,691,570

Share Transactions
Shares sold	358,503	134,361
Shares issued in reinvestment of distributions	198,407	94,122
Shares redeemed	(419,188)	(449,182)
Net Increase (Decrease) in Shares Outstanding	137,722	(220,699)

(a)

The presentation of Distribution From Earnings has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018. For the year ended October 31, 2017, distributions from earnings consisted of $1,266,793 from net realized gains. As of October 31, 2017, accumulated net investment loss was $(65,391).

See Notes to Financial Statements
10	www.dcmmutualfunds.com

Centaur Total Return Fund	Financial Highlights
For a share outstanding during each of the years presented.

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Net Asset Value, Beginning of Year	$14.25	$12.81	$12.83	$13.97	$15.97

Income from investment operations:
Net investment loss	(0.11)	(0.17)	(0.12)	(0.17)	(0.12)
Net realized and unrealized gain on investments	0.35	2.24	0.75	0.05	0.90
Total from Investment Operations	0.24	2.07	0.63	(0.12)	0.78

Less Distributions:
Net investment income	—	—	—	—	(0.02)
Net realized gains on investments	(1.48)	(0.63)	(0.65)	(1.03)	(2.78)
Total distributions	(1.48)	(0.63)	(0.65)	(1.03)	(2.80)

Paid in Capital:
Paid in capital from redemption fees	—	—	— *	0.01	0.02

Net Asset Value, End of Year	$13.01	$14.25	$12.81	$12.83	$13.97

Total Return (a)	1.80%	16.73%	5.25%	(0.87)%	6.38%

Net Assets, End of Year (in thousands)	$25,251	$25,692	$25,923	$30,375	$45,186

Ratio of Gross Expenses to Average Net Assets	2.56%	2.55%	2.81%	2.44%	2.21%
Ratio of Net Expenses to Average Net Assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Loss to Average Net Assets	(0.84)%	(1.19)%	(0.89)%	(0.94)%	(0.63)%

Portfolio Turnover Rate	142%	126%	127%	112%	135%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*	Amount less than $0.005 per share.

See Notes to Financial Statements
Annual Report | October 31, 2018	11

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2018

1. ORGANIZATION

The Centaur Total Return Fund (the “Fund”), is an active investment portfolio of The Centaur Mutual Funds Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. The Fund is classified as diversified as defined in the 1940 Act.

As described in Note 8, below, the Board of Trustees of the Trust, at a meeting on November 1, 2018, approved an Interim Advisory Agreement with DCM Advisors, LLC (“DCM”). As such, disclosures involving Centaur Capital Partners, L.P. (the “Adviser”) are reflective of those conditions that existed at, and during the year ended, October 31, 2018.

The Fund commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invested in equity securities of companies the Adviser believed were undervalued in the securities markets, but which also offered high dividend yields relative to the yield of the broad market averages.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation

The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

Option Valuation

Options are valued at their last quoted sales price at the valuation time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the valuation time. If an option is not traded on the valuation date and there is an ask price but no bid price is readily available at the valuation time, the option shall be valued at the mean of the last quoted ask price and $0.00. In determining bid and ask prices for exchange-listed options, pricing will be based on bid and ask prices as reported on the option’s primary exchange. For purposes of determining the primary exchange, the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for each portfolio option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; or (ii) reliable last quoted bid and ask prices as of the valuation time are not readily available.

12	www.dcmmutualfunds.com

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2018

Fair Value Measurement

GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –

Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

Level 2 –

Other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments based on the best information available)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2018.

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$7,707,569	$—	$—	$7,707,569
Call Options Purchased	60,700	—	—	60,700
Money Market Funds	15,348,712	—	—	15,348,712
Total	$23,116,981	$—	$—	$23,116,981

Underlying Investment In Other Investment Companies

The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Fidelity Investments Money Market Government Portfolio, Class I (the “Fidelity Fund”). The Fund may redeem its investment from the Fidelity Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Fund. The financial statements of the Fidelity Fund, a series of the Fidelity Funds, including the portfolio of investments, are included in the Fidelity Fund’s N-CSR filing dated May 25, 2018, available at www.sec.gov or can be found at www.fidelity.com and should be read in conjunction with the Fund’s financial statements. As of October 31, 2018, the percentage of net assets invested in the Fidelity Fund was 60.78%.

Derivative Financial Instruments

The following discloses the Fund’s use of derivative instruments:

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, such as purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features

Annual Report | October 31, 2018	13

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2018

inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of the investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per the investment objectives, but are the additional risks from investing in derivatives.

One example of these associated risks is liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing

The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions.

Statement of Assets and Liabilities – Fair Value of Derivative Instruments as of October 31, 2018:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity (Purchased Options Contracts)	Investments in securities, at fair value	$60,700	N/A	N/A

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Centaur Total Return Fund	Notes to Financial Statements
October 31, 2018

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Risk Exposure	Statement of Operations Location	Realized Gain of Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity (Purchased Options Contracts)	Net realized gain on investment securities transactions and foreign currency transactions/ Net change in unrealized depreciation of investment securities and foreign currency translations	$207,872	$(119,885)
Equity (Written Options Contracts)	Net realized loss on written option transactions/ Net change in unrealized depreciation of written option contracts	(454,014)	68,197

Average month-end contracts outstanding for the Fund during the year ended October 31, 2018 was 1,090.

Balance Sheet Offsetting Information

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2018, the Fund was not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date) for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically for the Fund and general Trust expenses.

Annual Report | October 31, 2018	15

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2018

Dividend Distributions

The Fund may declare and distribute dividends from net investment income (if any) at the end of each calendar year. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions

Prior to February 28, 2016, the Fund charged a redemption fee of 2.00% on redemptions of Fund’s shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Federal Income Taxes

As of and during the year ended October 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

3. TRANSACTIONS WITH AFFILIATES

Adviser

Centaur Capital Partners, L.P. was the Fund’s investment adviser (the “Adviser”) for the year ended October 31, 2018. The Fund paid the Adviser a monthly fee based upon the average daily net assets of the Fund and calculated at an annual rate of 1.50%. For the year ended October 31, 2018 the Adviser earned advisory fees of $391,490.

The Adviser entered into a contractual agreement (“Expense Limit Agreement”) with the Fund through February 28, 2019, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses, dividend expense on securities sold short, “acquired fund fees and expenses” and 12b-1 fees) do not exceed 1.95% of the average daily net assets of the Fund. For the year ended October 31, 2018, the Adviser waived/reimbursed expenses in the amount of $158,834.

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays the Administrator fees in accordance with the Master Services Agreement for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing its portfolio securities.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Trust’s Distributor. The Distributor acts an agent for the Trust and the distributor of its shares. The Distributor was compensated by the Adviser for its services provided to the Trust.

Certain officers of the Trust are also officers of the Administrator.

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Centaur Total Return Fund	Notes to Financial Statements
October 31, 2018

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, were $17,284,119 and $20,927,456, respectively, for the year ended October 31, 2018. There were no purchases or sales of U.S. government securities for the year ended October 31, 2018.

5. FEDERAL INCOME TAXES

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax years of 2015, 2016 and 2017 and during the year ended October 31, 2018, and has determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

As of October 31, 2018, the aggregate cost of investments, gross unrealized appreciation and net unrealized depreciation for Federal tax purposes was as follows:

	Cost of Investments for Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Centaur Total Return Fund	$22,959,587	$655,854	$(498,460)	$157,394

Distributions paid during the fiscal years ended October 31, were characterized for tax purposes as follows:

	For the fiscal year ended	Ordinary Income	Long-Term Capital Gains
Centaur Total Return Fund	October 31, 2018	$1,720,774	$917,158
	October 31, 2017	725,592	541,201

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Total Distributable Earnings
Centaur Total Return Fund	$612,156	$1,618,638	$157,394	$2,388,188

As of October 31, 2018, the Fund had no accumulated capital loss carryforwards.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

Annual Report | October 31, 2018	17

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2018

7. TRUSTEE COMPENSATION

As of October 31, 2018, there were two Trustees, both of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each of the Independent Trustees receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financial statements were issued. At a meeting of the Board of Trustees on November 16, 2018, an Interim Advisory Agreement was approved with DCM Advisors, LLC (“DCM”). This Interim Advisory Agreement will replace the current investment advisory agreement with Centaur Capital Partners LP, the Fund’s Advisor at October 31, 2018. It is expected that the Interim Advisory Agreement will become effective on or about November 15, 2018, at which time DCM will assume management of the Fund using the current investment objectives, strategies, advisory fee rate and expense limitation rate. Shareholders will receive a proxy to solicit their approval of a new investment advisory agreement. Management has determined that there are no other items requiring adjustment of the financial statements or additional disclosure.

On December 7, 2018 the Fund paid a short-term capital gain of $0.451852 per share, and a long-term capital gain of $1.194769 per share to shareholders of record on December 6, 2018.

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Centaur Total Return Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Centaur Mutual Funds Trust
and the Shareholders of Centaur Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Centaur Total Return Fund, a series of shares of beneficial interest in Centaur Mutual Funds Trust (the “Fund”), including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Centaur Mutual Funds Trust since 2005.

Philadelphia, Pennsylvania
December 21, 2018

Annual Report | October 31, 2018	19

Centaur Total Return Fund	Summary of Fund Expenses
October 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value, May 1, 2018	Ending Account Value, October 31, 2018	Expense Ratio(a)	Expense Paid During Period(b)
Actual	$ 1,000.00	$ 981.10	1.95%	$ 9.74
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.18	1.95%	$ 9.91

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

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Centaur Total Return Fund	Additional Information
October 31, 2018 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling (1-888-484-5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Furthermore, you may obtain a copy of these fillings without charge, upon request, by calling the Fund at 1-888-484-5766.

3. TAX INFORMATION

The Fund designates 5.57% of the income dividends distributed between January 1, 2017 and December 31, 2017, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Fund designates 2.77% of the ordinary income dividends distributed between January 1, 2017 and December 31, 2017, as qualifying for the corporate dividends received deduction. In early 2018, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Fund, if any, during the calendar year 2018. Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $917,158 as long-term capital gain dividends.

4. APPROVAL OF ADVISORY AGREEMENT

At an in-person meeting held on June 19, 2018, after considering the presentation by Centaur Capital Partners, L.P. (“Advisor”), the investment advisor to the Centaur Total Return Fund (the “Fund”) and reviewing other information received by the Board of Trustees (the “Board” or the “Trustees”), and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the renewal of the Investment Advisory Agreement between the Advisor and the Trust (the “Advisory Agreement”) with respect to the Fund. In deciding whether to approve the continuation of the Advisory Agreement, the Board recalled its review of the materials related to the Fund and the Advisor throughout the preceding 12 months and its numerous discussions with management of the Trust and the Advisor about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and numerous other factors, including the factors described below.

Throughout this process, the Independent Trustees were advised and supported by independent counsel to the Independent Trustees.

(i)

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Board reviewed the services being provided by the Advisor to the Fund including, without limitation, its investment advisory services since the Fund’s inception, its coordination of services for the Fund among the Fund’s service providers, its compliance procedures and practices, and its efforts to promote the Fund and assist in distribution of its shares. The Board also noted that the Trust’s president, treasurer, principal executive officer, principal financial officer and chief compliance officer are employees or agents of the Advisor, and serve the Trust without additional compensation from the Fund. After reviewing the foregoing information and further information in a Memorandum from the Advisor (e.g., descriptions of the Advisor’s business and the Advisor’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Fund.

(ii)

The investment performance of the Fund and the Advisor. In this regard, the Board compared the performance of the Fund with the performance of the Fund’s benchmark indices, comparable funds managed by other advisors, a comparable private fund managed by the Advisor, and funds within Morningstar categories comparable to the Fund. The Board noted that the Fund had slightly underperformed against its primary benchmark, the S&P 500 Index, and slightly outperformed against its secondary benchmark, the Dow Jones Index, for the twelve months ended March 31, 2018, as well as, outperformed against the average

Annual Report | October 31, 2018	21

Centaur Total Return Fund	Additional Information
October 31, 2018 (Unaudited)

and median return for the comparable funds in the Morningstar 50% - 70% Equity Allocation category under $50 million, True No-Load, for the twelve months ended March 31, 2018. The Board noted that the Advisor had reasonably demonstrated that it followed a reasoned and logical process for selecting investments for the Fund. The Board also considered the consistency of the Advisor’s management of the Fund with the Fund’s investment objective and policies. Following discussion of the short- and long-term investment performance of the Fund, the Advisor’s experience in managing the Fund and the private fund, the Advisor’s historical investment performance and other factors, the Board concluded that the investment performance of the Fund and the Advisor has been acceptable.

(iii)

The costs of the services provided and profits realized by the Advisor from its relationship with the Fund. In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the financial condition of the Advisor and the level of commitment to the Fund by the Advisor and by the principals of the Advisor; the asset levels of the Fund; the overall expenses of the Fund, including the advisory fees; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Fund. The Board considered its discussion with the Advisor regarding the Expense Limitation Agreement of the Fund, and considered the Advisor’s current and past fee waivers and expense reimbursements with respect to the Fund. The Board further took into account that the Advisor has represented that it intends to continue the Expense Limitation Agreements for the Fund until at least February 28, 2020.

The Board also considered potential benefits to the Advisor in managing the Fund, including promotion of the Advisor’s name and the ability of the Advisor to place small accounts that might otherwise be managed by the Advisor into the Fund. The Board compared the fees and expenses of the Fund (including the Fund’s management fee) to the average and median advisory fees and expense ratios of funds in the Morningstar 50% - 70% Equity Allocation category under $50 million, True No-Load, and other funds within Morningstar categories comparable to the Fund. In considering the comparison of fees and expense ratios between the Fund and comparable funds, the Board looked at the differences in the types of funds being compared, the style of investment management, the size of comparable funds and the nature of the investment strategies. The Board noted that the management fee and net expense ratio of the Fund were higher than the average and median of the funds in the Morningstar 50% - 70% Equity Allocation category under $50 million, True No-Load, and other funds within Morningstar categories comparable to the Fund, but were less than the highest management fee and net expense ratio of the funds in the category. The Board also compared the fees paid by the Fund to the fees paid by the private fund client of the Advisor, and considered the similarities and differences of services received by the private fund as compared to the services being provided to the Fund. The Board noted that the fee structure applicable to the Advisor’s private fund was not indicative of any unreasonableness with respect to the advisory fees payable by the Fund. The Board considered the investment strategy and style used by the Advisor in managing the portfolio of the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the management fee paid to the Advisor by the Fund is fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

(iv)

The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the fee arrangement of the Fund with the Advisor involves both a management fee and an Expense Limitation Agreement. In connection with the Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from its Expense Limitation Agreement and will continue to benefit from its Expense Limitation agreement until the Fund’s assets grow to a level where its expenses otherwise fall below the expense limit. In addition, the Board noted that the Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. Following further discussion of the asset level of the Fund and expectations for growth and levels of fees, the Board determined that the Fund’s fee arrangement with the Advisor continues to provide benefits through the Expense Limitation Agreement and that, at the Fund’s current and projected asset level for the next year, the Fund’s arrangement with the Advisor is fair and reasonable.

(v)

The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Advisor’s policies and procedures, and performance in utilizing those standards, to seek best execution for the Fund’s portfolio transactions. The Board considered the historical and anticipated portfolio turnover rates for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund

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Centaur Total Return Fund	Additional Information
October 31, 2018 (Unaudited)

allocates portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

(vi)

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the process for allocating trades amongst its clients; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics, specifically as it relates to possible conflicts of interest. Following further consideration and discussion, the Board found for the Fund that the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

(vii)

Other topics or issues. In this regard, the Board considered the Advisor’s compliance policies and procedures and the Advisor’s insurance coverage. The Board also considered the Advisor’s risk management program, its clean regulatory history and the Advisor’s discussion of the recent SEC exam. After further review and discussion, the Board indicated its satisfaction with the Advisor’s operations as they related to the Fund.

Following its consideration of all of the foregoing, the Board unanimously approved the renewal of the Advisory Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Advisory Agreement, that the Trustees did not identify any particular information or factor that was all-important or controlling, and that each Trustee may have attributed different weights to the various factor list above.

Annual Report | October 31, 2018	23

Centaur Total Return Fund	Additional Information
October 31, 2018 (Unaudited)

Name, Address, and Year of Birth *	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr., (Born 1953)	Trustee and Chairman	Since 3/2009 (Chairman since 09/2012)	Retired, Private Investor; since January 1, 2016 ; President and CEO of NC Mutual Life Insurance Company (insurance company) May 2003 to December 31, 2015	1

Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its four series, Starboard Investment Trust for its seventeen series, and WST Investment Trust for its two series, Chesapeake Investment Trust for its one series (all registered investment companies); Member of Board of Directors of M&F Bancorp; Member of Board of Directors of Investors Title Company

Thomas G. Douglass, (Born 1956)	Trustee	Since 09/2013	Principal, Douglass and Douglass, Attorneys	1	Independent Trustee of WST Investment Trust for its two series (a registered investment company)
OTHER OFFICERS
David R. Carson (Born 1958)	President (Principal Executive Officer)	Since 11/2018	Vice President – Director of Client Strategies, Ultimus Fund Solutions, LLC (2013 – present)	n/a	n/a
Bryan W. Ashmus (Born 1973)	Treasurer (Principal Financial Officer)	Since 09/2016	Vice President – Director of Financial Administration, Ultimus Fund Solutions, LLC 2016 – present; Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (2013- 2015)	n/a	n/a
Simon H. Berry (Born 1971)	Secretary/Chief Compliance Officer	Secretary since 6/2017; CCO since 11/2018	Senior Attorney of Ultimus Fund Solutions, LLC from 2016 to present; Staff Attorney Supervisor of Kentucky Department of Financial Institutions from 2009 to 2016.	n/a	n/a

24	www.dcmmutualfunds.com

    Rev. 10/2013

FACTS	WHAT DOES THE CENTAUR MUTUAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and assets

● Account balances and transaction history

● Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Centaur Mutual Funds Trust chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Centaur Mutual Funds Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-888-484-5766

Annual Report | October 31, 2018	25

CENTAUR PRIVACY POLICY | Page 2

WHO WE ARE
Who is providing this notice?	The Centaur Mutual Funds Trust, on behalf of the Centaur Total Return Fund, each a series of the Trust.
WHAT WE DO
How does the Centaur Mutual Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How does the Centaur Mutual Funds Trust collect my personal information?

We collect your personal information, for example, when you

● open an account or give us your account information

● make deposits or withdrawals from our account

● pay us by check or make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Centaur Capital Partners LP, the investment advisor, is an affiliate of the Centaur Mutual Funds Trust.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Centaur Mutual Funds Trust does not share information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Centaur Mutual Funds Trust does not jointly market.

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The Centaur Total Return Fund is distributed by Ultimus Fund Distributors, LLC.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, Centaur Mutual Funds Trust (the “registrant”) has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.
(b)	Not applicable
(c)	Not applicable to registrant.
(d)	Not applicable to registrant.
(e)	Not applicable to registrant.
(f)	(1) A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item: James H. Speed, Jr.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – Audit fees billed for the registrant for the fiscal years ended October 31, 2018 and October 31, 2017 were $12,500 and $12,500, respectively. These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

(b)	Audit-Related Fees – There were no additional fees billed in the fiscal years ended October 31, 2018 and October 31, 2017 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.
(c)	Tax Fees – The tax fees billed for the fiscal years ended October 31, 2018 and October 31, 2017 were $2,000 and $2,000, respectively, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.
(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.
(e)	(1) The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.
(e)	(2) No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	Non-Audit Fees – Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2018 and October 31, 2017 were $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.
(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the report to Stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)(1) Exhibit EX-99.CODE ETH – Code of Ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Centaur Mutual Funds Trust

By (Signature and Title)	/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	1/7/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	1/7/2019

By (Signature and Title)	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer

Date	1/7/2019